UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 23, 2018

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Crosspark Road, Suite E126 Coralville, IA		52241
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (319) 665-2575

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 7.01          Regulation FD Disclosure.

On February 23, 2018, KemPharm, Inc., or the Company, issued a press release announcing that the U.S. Food and Drug Administration, or FDA, approved its New Drug Application, or NDA, for Apadaz™ for the short-term (no more than 14 days) management of acute pain severe enough to require an opioid analgesic and for which alternative treatments are inadequate. Apadaz is an immediate release, or IR, combination of the Company's prodrug, benzhydrocodone, and acetaminophen, or APAP. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also on February 23, 2018, the Company will conduct a conference call and live audio webcast with slide presentation to discuss these matters. A copy of this presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 and contained in the press release furnished as Exhibit 99.1 and the presentation furnished as Exhibit 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and is not incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01          Other Events.

On February 23, 2018, the Company announced that the FDA approved its NDA for Apadaz for the short-term (no more than 14 days) management of acute pain severe enough to require an opioid analgesic and for which alternative treatments are inadequate. Apadaz is an IR combination of the Company's prodrug, benzhydrocodone, and APAP. Apadaz was developed from the Company's proprietary LAT™, or Ligand Activated Therapy, platform technology. The Company believes Apadaz is unique among prescription opioids in that it contains a prodrug that is chemically inert, or inactive, on its own. When ingested, enzymes in the gastrointestinal tract cleave the ligand from the prodrug (benzhydrocodone) and release the parent drug (hydrocodone), which can then exert its therapeutic effect. The final approved product labeling for Apadaz includes these and other data points but concludes that the overall results of the clinical program did not demonstrate abuse-deterrence by current measurement standards.

Caution Concerning Forward Looking Statements

This Current Report on Form 8-K and the materials furnished herewith may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. Forward-looking statements are not guarantees of future actions or performance. These forward-looking statements are based on information currently available to the Company and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Risks concerning the Company’s business are described in detail in the Company's Annual Report on Form 10-K for the year ended December 31, 2016, and the Company’s other Periodic and Current Reports filed with the Securities and Exchange Commission. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release titled “KemPharm Announces FDA Approval of Apadaz™ (benzhydrocodone and acetaminophen) for the Short-Term Management of Acute Pain” dated February 23, 2018.
99.2	Presentation titled "Apadaz™ FDA Approval" dated February 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.

Date: February 23, 2018	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer